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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the registration statement on Form S-8 (No. 333-31524) of HealthGate Data Corp. of our report dated March 20, 2003 relating to the financial statements, which appears in this Form 10-K. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears in this Annual Report on Form 10-K.





PricewaterhouseCoopers LLP

Boston, Massachusetts
March 27, 2003